Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT dated as of May 28, 2019 (this “Fourth Amendment”) to the Second Amended and Restated Credit Agreement dated as of June 30, 2016 (as amended by the First Amendment Agreement, dated as of January 24, 2017, by the Second Amendment Agreement, dated as of March 21, 2018, by the Third Amendment Agreement, dated as of May 7, 2018, by the Joinder Agreement, dated as of November 8, 2018 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Amendment Effective Date (as defined below) (the “Credit Agreement”), among, inter alia, NRG Energy, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

RECITALS

A.                                          Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

B.                                          The Borrower, the Exchanging Revolving Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank, among others, are parties to the Credit Agreement. Citigroup Global Markets Inc. is acting as a lead arranger and lead bookrunner in connection with this Fourth Amendment (in such capacity, the “Arranger”).

C.                                          The Borrower has requested that (i) pursuant to Section 9.19 of the Credit Agreement, the Credit Agreement be amended to provide for a new tranche of revolving loans (the “Extended Revolving Loans” and the commitments in respect thereof, the “Extended Revolving Commitments”), which Extended Revolving Commitments would replace all of the existing revolving credit facility (including the letter of credit facility and swingline facility thereunder) outstanding under the Credit Agreement immediately prior to the Amendment Effective Date (as defined below) (the “Existing Revolving Facility” and the commitments thereunder, the “Existing Revolving Commitments”) subject to the terms and conditions set forth herein, (ii) pursuant to Section 2.24 of the Credit Agreement, the Existing Revolving Commitments be increased in an aggregate of $184,000,000 (the “New Revolving Commitments”), and pursuant to Section 2.25 of the Credit Agreement, Existing Revolving Commitments be replaced, with such New Revolving Commitments having the same terms as the Extended Revolving Commitments and, together with the Extended Revolving Commitments and Extended Revolving Loans, constituting a single revolving facility under the Amended Credit Agreement, and (iii) the Credit Agreement be amended to make certain other changes as more fully set forth herein.

D.                                          Each Revolving Lender holding Revolving Loans under the Existing Revolving Facility (the “Existing Revolving Loans”) or Existing Revolving Commitments that executes and delivers a signature  page to this Fourth Amendment in the capacity of an “Exchanging Revolving Lender” (each, an “Exchanging Revolving Lender”) will, by the fact of such execution and delivery, be deemed (i) to have irrevocably agreed to the terms of this Fourth Amendment  and the Amended Credit Agreement, (ii) to have agreed to exchange (as defined below) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with commitments to make Extended Revolving Loans in an equal principal amount (all Existing Revolving Commitments so exchanged and extended, the “Exchanged Revolving Commitments”) and (iii) upon the Amendment Effective Date, to have exchanged such amount of its Existing Revolving Commitments with Extended Revolving Commitments in equal principal amount, subject to the conditions set forth herein.

E.                                           Each Person that executes and delivers a signature page to this Fourth Amendment in the capacity of an “Additional Revolving Lender” (each, an “Additional Revolving Lender” and all Additional Revolving Lenders, together with all Exchanging Revolving Lenders, collectively, the “Extending Revolving Lenders”) will be deemed (i) to have irrevocably agreed to the terms of this Fourth Amendment and the Amended Credit Agreement, (ii) to have committed to make Extended Revolving Commitments (including, for the avoidance of doubt, New Revolving Commitments) to the Borrower on the Amendment Effective Date (the “Additional Revolving Commitments”) in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Additional Revolving Lender committed to make as Extended Revolving Commitments) and (iii) upon the Amendment Effective Date, made such Extended Revolving Commitments to the Borrower, subject to the conditions set forth herein (the making of such Additional Revolving Commitments, together with the exchange of Exchanged Revolving Commitments with Extended Revolving Commitments, the “Revolving Facility Exchange”).

F.                                            The Borrower will, on the Amendment Effective Date, (i) repay in full all outstanding Existing Revolving Loans, if any, with the proceeds of Revolving Loans made under the Amended Credit Agreement, which prepayment will be accompanied by accrued interest on such Existing Revolving Loans being prepaid and (ii) terminate all Existing Revolving Commitments of Exchanging Revolving Lenders.

G.                                          Each Letter of Credit that is outstanding under the Credit Agreement immediately prior to the Amendment Effective Date and listed on Schedule 2.23(a) of the Amended Credit Agreement (each such Letter of Credit, an “Existing Letter of Credit”) shall be deemed to be outstanding under the Amended Credit Agreement as of the Amendment Effective Date.

H.                                         The Swingline Lender and each Issuing Bank that executes and delivers a signature page to this Fourth Amendment in its capacity as such will be deemed upon the Amendment Effective Date to have irrevocably agreed to the terms of this Fourth Amendment and the Amended Credit Agreement.

I.                                              The Borrower will, immediately prior to or substantially concurrently with the Amendment Effective Date,  prepay in full all Term Loans and New Term Loans outstanding immediately prior to the Amendment Effective Date, which prepayment will be accompanied by accrued interest on such outstanding Term Loans and New Term Loans being prepaid (collectively, the “Fourth Amendment Term Loan Prepayment”).

J.                                              By executing and delivering a signature page to this Fourth Amendment, each of the Administrative Agent and the Collateral Agent will be deemed upon the Amendment

Effective Date to have irrevocably agreed to the terms of this Fourth Amendment and the Amended Credit Agreement.

K.                                          To accomplish the foregoing (i) the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank whose signature page appears below, the Lenders whose signature pages appear below and the Exchanging Revolving Lenders, are willing to amend the Credit Agreement as set forth herein, (ii) the Exchanging Revolving Lenders are willing to exchange all (or such lesser amount as set forth on their respective signature pages hereto) of their Existing Revolving Commitments with Extended Revolving Commitments, and (iii) the Additional Revolving Lenders are willing to make Extended Revolving Commitments to the Borrower on the Amendment Effective Date on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

L.                                           The amendment of the Credit Agreement as set forth below,  is subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT OF CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section 4.1 hereof, effective as of the Amendment Effective Date:

SECTION 1.1                                        Fourth Amendment to Credit Agreement.  The Borrower, the Administrative Agent, the Collateral Agent, each Issuing Bank whose signature page appears below, the Swingline Lender, the Required Lenders (after giving effect to the Fourth Amendment Term Loan Prepayment), the Exchanging Revolving Lenders and the Additional Revolving Lenders agree that on the Amendment Effective Date, the Credit Agreement shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), as set forth in the Credit Agreement attached as Exhibit A (the “Amended Credit Agreement”).

ARTICLE II

REVOLVING LENDERS; ISSUING BANKS; EXTENDED REVOLVING LOANS, LETTER OF CREDIT; ADMINISTRATIVE AGENT AUTHORIZATION

SECTION 2.1                                        Extending Revolving Lenders.  Subject to the terms and conditions set forth herein and in the Credit Agreement:

(a)                                 each Exchanging Revolving Lender irrevocably (w) agrees to the terms of this Fourth Amendment and the Amended Credit Agreement, (x) agrees to exchange (as set forth on its signature page hereto) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with Extended Revolving Commitments in an equal principal amount,  (y) upon the Amendment Effective Date, shall exchange (as set forth on its signature page hereto) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with Extended Revolving Commitments in an equal principal amount and (z) agrees that except as otherwise provided in Section 4.1(f) ~~(f)~~ and Section 4.2, the requirements of Section 9.17 of the Credit Agreement shall not apply in connection with the extension and increased contemplated hereby; and

(b)                                 each Additional Revolving Lender irrevocably (w) agrees to the terms of this Fourth Amendment and the Amended Credit Agreement, (x) commits to make Extended Revolving Commitments in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Additional Revolving Lender committed to make as Extended Revolving Commitments), (y) upon the Amendment Effective Date, shall make Extended Revolving Commitments to the Borrower; and (z) agrees that except as otherwise provided in Section 4.1(f) ~~(f)~~ and Section 4.2, the requirements of Section 9.17 of the Credit Agreement shall not apply in connection with the extension and increased contemplated hereby.

For purposes of this Fourth Amendment, “exchange” shall mean convert and continue.

SECTION 2.2                                        Issuing Banks and Swingline Lender.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Issuing Bank whose signature page appears below and the Swingline Lender irrevocably agrees to the terms of this Fourth Amendment and the Amended Credit Agreement.

SECTION 2.3                                        Extended Revolving Commitments.

(a)                                 On the Amendment Effective Date, all Existing Revolving Commitments of each Revolving Lender that has consented to this Fourth Amendment shall be hereby automatically and irrevocably terminated (it being understood that all (or such lesser amount as set forth on the applicable signature pages hereto) of such Existing Revolving Commitments shall be automatically replaced with Extended Revolving Commitments). If, on the Amendment Effective Date, there are any Existing Revolving Loans outstanding, such Existing Revolving Loans shall, on the Amendment Effective Date, be prepaid to the Lenders thereof from the proceeds of Revolving Loans made under the Amended Credit Agreement, which prepayment will be accompanied by accrued interest on such Existing Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.16 of the Credit Agreement, subject to clause (c) below.

(b)                                 The commitments of the Additional Revolving Lenders and the undertakings of the Exchanging Revolving Lenders are several and no such Extending Revolving Lender will be responsible for any other Extending Revolving Lender’s failure to make, acquire or exchange Extended Revolving Loans or Extended Revolving Commitments, as applicable.

(c)                                  Each Exchanging Revolving Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to the prepayment of its Existing Revolving Loans as contemplated by this Fourth Amendment on a date other than the last day of the Interest Period relating to such Existing Revolving Loans.

(d)                                 Extended Revolving Loans made on the Amendment Effective Date, if any, shall initially be Eurodollar Revolving Loans, with an Interest Period commencing on the Amendment Effective Date and ending on the date specified by the Borrower in the applicable Borrowing Request delivered by it pursuant to Section 4.1(k) ~~(k)~~ below.

(e)                                  Each Additional Revolving Lender acknowledges and agrees that, as of the Amendment Effective Date, it shall be a “Lender” and a “Revolving Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(f)                                   Each Additional Revolving Lender represents and warrants that:

(i)                                     it is sophisticated with respect to decisions to provide assets of the type represented by the Extended Revolving Commitments and either it, or the Person exercising discretion in making its decision to provide the Extended Revolving Commitments, is experienced in providing assets of such type; and

(ii)                                  it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to provide Extended Revolving Commitments.

SECTION 2.4                                        Letters of Credit.  Notwithstanding anything in the Credit Agreement to the contrary, any Letter of Credit outstanding on the Amendment Effective Date shall be deemed to be outstanding under the Amended Credit Agreement as of the Amendment Effective Date, and the Revolving L/C Exposure and participations in such Letters of Credit shall be reallocated among the Revolving Lenders under the Amended Credit Agreement in accordance with their respective Pro Rata Percentages as of the Amendment Effective Date.

SECTION 2.5                                        Administrative Agent Authorization.  The Borrower, the Collateral Agent, the Swingline Lender, each Issuing Bank whose signature page appears below and the Lenders whose signatures appear below authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the

Amended Credit Agreement, in each case, absent clearly demonstrable error.  For the avoidance of doubt, the provisions of Article VIII and Section 9.05 of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2.5.

SECTION 2.6                                        Notice of Prepayment. The parties hereto agree that, notwithstanding anything to the contrary set forth herein or the Credit Agreement, the Borrower shall be deemed to have delivered (and the Administrative Agent and Lenders party hereto acknowledge receipt of) any notice of prepayment required pursuant to Section 2.12 of the Amended Credit Agreement in connection with the exchange of the Existing Revolving Loans contemplated herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES.

SECTION 3.1                                        To induce the other parties hereto to enter into this Fourth Amendment, the Borrower and each Subsidiary Guarantor represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank that, as of the Amendment Effective Date:

(a)  The Borrower and each Subsidiary Guarantor has all requisite power and authority, and the legal right, to enter into this Fourth Amendment and the Amended Credit Agreement, and to carry out the transactions contemplated by, and perform its obligations under, this Fourth Amendment, the Amended Credit Agreement and the other Loan Documents.

(b)  Each of this Fourth Amendment and the Amended Credit Agreement (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this Fourth Amendment only, each Subsidiary Guarantor, (ii) constitutes the Borrower’s and, with respect to this Fourth Amendment only, each Subsidiary Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Fourth Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to the transactions contemplated by this Fourth Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Fourth Amendment or the Amended Credit Agreement, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

(d)  The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS OF THIS FOURTH AMENDMENT; CONDITIONS SUBSEQUENT.

SECTION 4.1                                        This Fourth Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a)  The Administrative Agent shall have received duly executed and delivered counterparts of this Fourth Amendment that, when taken together, bear the signatures of the Borrower, the Collateral Agent, the Swingline Lender, each Issuing Bank that is also an Exchanging Revolving Lender or an Additional Revolving Lender, all Subsidiary Guarantors and the Required Lenders (after giving effect to the Fourth Amendment Term Loan Prepayment), and the aggregate principal amount of the Extended Revolving Commitments shall equal at least $2,600,000,000;

(b)  Each of (i) the representations and warranties set forth in Article III herein shall be true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (ii) the conditions in Section

4.01(c) and 4.01(d) of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(c)  The Borrower and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Section 6.11 and 6.12 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to Section 5.04(a) and 5.04(b) of the Credit Agreement immediately after giving effect to the Revolving Facility Exchange;

(d)  The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4.1(b)   above and Section 4.1(c)  above;

(e)  The Administrative Agent shall have received (1) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (2) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Amendment Effective Date and certifying (A) that the by-laws or other similar governing documents, as applicable, of such Loan Party have not been amended or changed since the Third Amendment Effective Date other than those changes attached to such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Fourth Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended since the Third Amendment Effective Date, other than such changes attached to such certificate and (D) as to the incumbency and specimen signature of each officer executing the Fourth Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;

(f)  The Loan Parties shall have satisfied the requirements set forth in Section 9.17(d) of the Amended Credit Agreement;

(g)  The Administrative Agent shall have received (A) and be reasonably satisfied (solely with respect to the absence of any Liens that are not Permitted Liens) with the results of a recent Lien and judgment search in each jurisdiction of organization with respect to the Borrower and the Subsidiary Guarantors, (B) any UCC financing statements with respect to the Loan Parties and Collateral in appropriate form for filing under the UCC deemed by the Administrative Agent or the Collateral Agent reasonably necessary or desirable for the continued validity, enforceability and perfection of the Liens on the Collateral and (C) a completed perfection certificate in form reasonably satisfactory to the Administrative Agent, dated as of the Amendment Effective Date, executed by a duly authorized officer of each Loan Party;

(h)  The Administrative Agent shall have received a solvency certificate, dated as of the Amendment Effective Date, from a Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Arranger, supporting the conclusions that after giving effect to the transactions contemplated by this Fourth Amendment, the Borrower will not be insolvent or be rendered insolvent by the Indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in its businesses, or have incurred debts beyond its ability to pay such debts as they mature;

(i)   The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Banks, a favorable written opinion of Baker Botts L.L.P., counsel for the Borrower and certain other Loan Parties (1) in form and substance reasonably satisfactory to the Administrative Agent, (2) dated the Amendment Effective Date, (3) addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders and (4) covering such matters relating to this Fourth Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request and which are customary for transactions of the type contemplated herein;

(j)  If, on the Amendment Effective Date, there are any Existing Revolving Loans outstanding, the Borrower shall apply the aggregate proceeds of Revolving Loans made on the Amendment Effective Date to prepay in full the principal amount of all Existing Revolving Loans, together with all accrued and unpaid interest and premiums thereon and all amounts due under Section 2.3(a) hereunder (subject to Section 2.3(c));

(k)  The Borrower shall have delivered a Borrowing Request one Business Day prior to the Amendment Effective Date;

(l)  The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent or any Revolving Lender at least three Business Days prior to the Amendment Effective Date;

(m)  The Arranger, the Sustainability Structuring Agent and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions;

(n)  Immediately prior to or substantially concurrently with the Amendment Effective Date, the Fourth Amendment Term Loan Prepayment shall have been or shall be consummated, and all the Term Commitments then existing under the Credit Agreement shall have been or shall be terminated; and

(o)  The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, duly executed by a Financial Officer of the Borrower, attaching a true and correct copy of the 2018 Baseline Sustainability Report (as defined in the Amended

Credit Agreement) and an opinion of the KPI Metric Auditor (as defined in the Amended Credit Agreement) relating thereto, in each case, in form and substance reasonably satisfactory to the Extending Revolving Lenders.

SECTION 4.2                                        Within 90 days after the Amendment Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion), the Borrower shall cause to be delivered to the Administrative Agent and the Collateral Trustee:

(a)                                 amendments to each of the Mortgages existing on the Amendment Effective Date (after giving effect to any release effected in accordance with the Credit Agreement on or prior to the Amendment Effective Date), in each case in proper form for recording in the relevant jurisdiction and in a  form reasonably satisfactory to the Administrative Agent and/or the Collateral Trustee, together with such title endorsements or other evidence reasonably satisfactory to the Administrative Agent and/or the Collateral Trustee (A) insuring the continuing priority of the Lien of the Mortgage as security for the Indebtedness has not changed and (B) confirming and/or insuring that (I) since the immediately prior incurrence of additional Indebtedness under the Credit Agreement, there has been no change in the condition of title and (II) there are no intervening liens or encumbrances which may then or thereafter take priority over the Lien of the Mortgage, other than the Permitted Liens (without adding any additional exclusions or exceptions to coverage), together with (x) such owner’s title affidavits as may be reasonably required by the title insurer in substantially the form previously accepted by the title insurer with respect to such Mortgages, including therein any so-called “no-change” survey affidavit (to the extent such affidavit may be given) and (y) any documents reasonably required in connection with the recording of such mortgage amendments and issuance of the endorsements; and

(b)                                 customary legal opinions relating to the amendments to the Mortgages described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, noting, however that opinions delivered in substantially the same form as provided for the Mortgages existing prior to this Amendment, and by the same counsel, shall be deemed acceptable.

ARTICLE V

EFFECT OF AMENDED CREDIT AGREEMENT.

SECTION 5.1                                        Except as expressly set forth herein or in the Amended Credit Agreement, this Fourth Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 5.2                                        The parties hereto acknowledge and agree that (i) this Fourth Amendment, the Amended Credit Agreement, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Subsidiary Guarantors under the Credit Agreement as in effect prior to the Amendment Effective Date (collectively, the “Obligations”); (ii) such Obligations are in all respects continuing (as amended by this Fourth Amendment) with only the terms thereof being modified to the extent provided herein; and (iii) the Security Documents and the Liens and security interests granted thereunder are in all respects continuing in full force and effect.  Upon the satisfaction of the conditions precedent set forth in Section 4.1 of this Fourth Amendment, the provisions of this Fourth Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank and the Lenders. Upon and after the execution of this Fourth Amendment by each of the parties hereto, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

SECTION 5.3                                        This Fourth Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and a Security Document (as defined in the Collateral Trust Agreement) for all purposes under the Collateral Trust Agreement, and shall be administered and construed pursuant to the terms of the Amended Credit Agreement and the Collateral Trust Agreement.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1                                        Counterparts.  This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Article V.  Delivery of an executed signature page to this Fourth Amendment by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this Fourth Amendment.

SECTION 6.2                                        Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers.  THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 6.3                                        Headings.  Headings used herein are for convenience of reference only, are not part of this Fourth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fourth Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective officers as of the day and year first above written.

NRG ENERGY, INC.

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Senior Vice President & Treasurer

[Signature Page to Fourth Amendment]

GUARANTORS:

ACE ENERGY, INC.
ALLIED HOME WARRANTY GP LLC
ALLIED WARRANTY LLC
ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
BIDURENERGY, INC.
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CARBON MANAGEMENT SOLUTIONS LLC
CIRRO ENERGY SERVICES, INC.
CIRRO GROUP, INC.
CONNECTICUT JET POWER LLC
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER, LLC
EL SEGUNDO POWER II, LLC
ENERGY CHOICE SOLUTIONS LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
EVERYTHING ENERGY LLC
FORWARD HOME SECURITY, LLC
GCP FUNDING COMPANY, LLC
GREEN MOUNTAIN ENERGY COMPANY
GREGORY PARTNERS, LLC
GREGORY POWER PARTNERS LLC
HUNTLEY POWER LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Treasurer

[Signature Page to Fourth Amendment]

MONTVILLE POWER LLC
NEO CORPORATION
NEW GENCO GP, LLC
NORWALK POWER LLC
NRG ADVISORY SERVICES LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BUSINESS SERVICES LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG CONNECTED HOME LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG CURTAILMENT SOLUTIONS, INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DISPATCH SERVICES LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG DISTRIBUTED GENERATION PR LLC
NRG DUNKIRK OPERATIONS INC.
NRG ECOKAP HOLDINGS LLC
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES GROUP LLC
NRG ENERGY SERVICES INTERNATIONAL INC.
NRG GENERATION HOLDINGS INC.
NRG GREENCO LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG HOMER CITY SERVICES LLC
NRG HQ DG LLC
NRG HUNTLEY OPERATIONS INC.
NRG IDENTITY PROTECT LLC
NRG ILION LP LLC
NRG INTERNATIONAL LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NORTH CENTRAL OPERATIONS INC.

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Treasurer

[Signature Page to Fourth Amendment]

NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG PORTABLE POWER LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG RETAIL LLC
NRG RETAIL NORTHEAST LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG TEXAS C&I SUPPLY LLC
NRG TEXAS GREGORY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG WARRANTY SERVICES LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O’BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO LP, LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan C. Frotté
	Title:	Treasurer

[Signature Page to Fourth Amendment]

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.
NRG SOUTH CENTRAL OPERATIONS INC.

By:	/s/ David Callen
	Name:	David Callen
	Title:	Vice President

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Rachel Smith
	Name:	Rachel Smith
	Title:	Treasurer

ENERGY PROTECTION INSURANCE COMPANY

By:	/s/ David Callen
	Name:	David Callen
	Title:	Vice President

NRG ILION LIMITED PARTNERSHIP

By:	NRG Rockford Acquisition LLC, its General Partner

	By:	/s/ Gaëtan C. Frotté
		Name:	Gaëtan Frotté
		Title:	Treasurer

NRG SOUTH TEXAS LP

By:	Texas Genco GP, LLC, its General Partner

	By:	/s/ Gaëtan C. Frotté
		Name:	Gaëtan Frotté
		Title:	Treasurer

[Signature Page to Fourth Amendment]

TEXAS GENCO SERVICES, LP

By: New Genco GP, LLC, its General Partner

By:	/s/ Gaëtan C. Frotté
	Name:	Gaëtan Frotté
	Title:	Treasurer

[Signature Page to Fourth Amendment]

ACKNOWLEDGED AND ACCEPTED BY:

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By:	/s/ Amit Vasani
	Name:	Amit Vasani
	Title:	Vice President

CITIBANK, N.A., as an Issuing Bank and Swingline Lender

By:	/s/ Amit Vasani
	Name:	Amit Vasani
	Title:	Vice President

[Signature Page to Fourth Amendment]

Bank of America, N.A.,
as an Issuing Bank

By:	/s/ Jennifer Cochrane
Name:	Jennifer Cochrane
Title:	Vice President

Bank of Montreal, Chicago Branch,
as an Issuing Bank

By:	/s/ Paul Heikkila
Name:	Paul Heikkila
Title:	Director

Barclays Bank PLC,
as an Issuing Bank

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

BNP Paribas,
as an Issuing Bank

By:	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

By:	/s/ Ravina Advani
Name:	Ravina Advani
Title:	Managing Director

Credit Suisse AG, Cayman Islands Branch,
as an Issuing Bank

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Deutsche Bank AG New York Branch,
as an Issuing Bank

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ Maria Guinchard
Name:	Maria Guinchard
Title:	Director

JPMorgan Chase Bank, N.A.,
as an Issuing Bank

By:	/s/ Juan J. Javellana
Name:	Juan J. Javellana
Title:	Executive Director

Morgan Stanley Bank, N.A.,
as an Issuing Bank

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Natixis, New York Branch,
as an Issuing Bank

By:	/s/ Ronald Lee
Name:	Ronald Lee
Title:	Director

By:	/s/ Hanane Hablal
Name:	Hanane Hablal
Title:	Associate

EXHIBIT A

AMENDED CREDIT AGREEMENT

[Please see attached.]